EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify that pursuant to the provisions of 18 U.S.C. 1350(a), the Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the “Form 10-Q”) of Hearst-Argyle Television, Inc., a Delaware corporation (the “Company”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company at and for the periods indicated.

Dated: October 30, 2003

By:	/s/ DAVID J. BARRETT

Name: Title:	David J. Barrett President and Chief Executive Officer

By:	/s/ HARRY T. HAWKS

Name: Harry T. Hawks Title: Executive Vice President and Chief Financial Officer